--------------------------------
                        Semiannual Report April 30, 1998
                        --------------------------------

                                   OPPENHEIMER

                                 Quest Balanced
                                   Value Fund

                               [Graphic Omitted]

                                     [Logo]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

 9 Statement of
   Investments

12 Statement of
   Assets and
   Liabilities

14 Statement of
   Operations

15 Statements of
   Changes in
   Net Assets

16 Financial Highlights

19 Notes to Financial
   Statements

25 Officers and
   Trustees

28 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The Fund's name has changed from Oppenheimer Quest Growth & Income Value Fund to Oppenheimer Quest Balanced Value Fund to more accurately reflect the way the Fund is managed. The Fund has also adopted a non-fundamental investment policy to invest at least 25% of its total assets in fixed-income senior securities, and at least 25% of its total assets in equity securities.

---------------------------------------
 Cumulative Total Returns
---------------------------------------

For the 6-Month Period
Ended 4/30/98

Class A

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

---------------------------------------
 20.88%           13.93%
---------------------------------------

Class B

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

---------------------------------------
 20.47%           15.47%
---------------------------------------

Class C

 Without          With
 Sales Chg.(1)    Sales Chg.(2)

---------------------------------------
 20.49%           19.49%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1). Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

(2). Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge. This performance is not annualized.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


                    2 Oppenheimer Quest Balanced Value Fund

[Photo Omitted]
Bridget A. Macaskill
President
Oppenheimer
Quest Balanced
Value Fund

 Dear shareholder,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1998


                    3 Oppenheimer Quest Balanced Value Fund

---------------------------------------
 Avg Annual Total Returns
---------------------------------------

For the Periods Ended 3/31/98(1)

Class A

                     Since
 1 year    5 year    Inception

---------------------------------------
 34.68%    17.41%    16.02%
---------------------------------------

Class B
                     Since
 1 year    5 year    Inception

---------------------------------------
 37.00%    N/A       18.77%
---------------------------------------

Class C

                     Since
 1 year    5 year    Inception

---------------------------------------
 41.07%    N/A       18.88%
---------------------------------------

---------------------------------------
 Cumulative Total Return
---------------------------------------

For the Period Ended 3/31/98(1)

Class A

 5 year

---------------------------------------
 123.11%            $22,311(3)
---------------------------------------

 Performance update
--------------------------------------------------------------------------------

Oppenheimer Quest Balanced Value Fund's Class A shares provided a cumulative total return of 20.88%, without sales charges, for the six-month period ended April 30, 1998.(2)

[The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                             Balanced Value            S & P 500
                             Fund                      Index
--------------------------------------------------------------------------------
3/93                         10000.0                   10000.0
--------------------------------------------------------------------------------
6/93                         10198.0                   10048.7
--------------------------------------------------------------------------------
9/93                         10299.8                   10308.3
--------------------------------------------------------------------------------
12/93                        10900.4                   10547.3
--------------------------------------------------------------------------------
3/94                         10656.5                   10147.4
--------------------------------------------------------------------------------
6/94                         10921.9                   10190.1
--------------------------------------------------------------------------------
9/94                         11258.1                   10688.4
--------------------------------------------------------------------------------
12/94                        11023.4                   10686.7
--------------------------------------------------------------------------------
3/95                         11903.1                   11727.2
--------------------------------------------------------------------------------
6/95                         13091.5                   12846.7
--------------------------------------------------------------------------------
9/95                         13740.7                   13867.6
--------------------------------------------------------------------------------
12/95                        14155.1                   14702.5
--------------------------------------------------------------------------------
3/96                         14734.5                   16491.7
--------------------------------------------------------------------------------
6/96                         15259.8                   16186.9
--------------------------------------------------------------------------------
9/96                         16058.6                   16687.1
--------------------------------------------------------------------------------
12/96                        16696.4                   18078.2
--------------------------------------------------------------------------------
3/97                         16566.2                   18662.8
--------------------------------------------------------------------------------
6/97                         18529.5                   21803.6
--------------------------------------------------------------------------------
9/97                         20257.9                   23436.8
--------------------------------------------------------------------------------
12/97                        21873.5                   24109.7
--------------------------------------------------------------------------------
3/98                         23673.0                   27472.8
--------------------------------------------------------------------------------

(1). Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge.


                    4 Oppenheimer Quest Balanced Value Fund

Asset Allocation(4)

[The following information was represented by a pie chart in the printed materials.]

o  Equities          70.0%

o  Cash Equivalents  15.1

o  Bonds             14.9

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Quest Balanced Value Fund is for investors seeking tomorrow's growth potential and today's income.

What We Look For

o Large, well-established companies that are undervalued by the market.

o Companies that fundamental analysis identifies as well-managed, solid businesses.

o Dividend-paying stocks and income-producing bonds to generate sufficient current income.

Top 10 Stock Holdings(4)

--------------------------------------------------------------------------------
 Philip Morris Cos.          4.4%   Chase Manhattan Corp.            3.4%
--------------------------------------------------------------------------------
 Sprint Corp.                4.2    AFLAC, Inc.                      3.2
--------------------------------------------------------------------------------
 McDonald's Corp.            4.2    EMC Corp.                        3.1
--------------------------------------------------------------------------------
 Adaptec, Inc.               3.9    Lockheed Martin Corp.            3.1
--------------------------------------------------------------------------------
 General Instrument Corp.    3.4    Boeing Co.                       3.1
--------------------------------------------------------------------------------

(2). Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

(3). Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

(4). Portfolio is subject to change. Percentages are as of April 30, 1998 and are based on total market value of investments.


                    5 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
"We think that interest rates are likely to remain flat or increase..."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the period?

We are pleased with the Fund's performance during this somewhat volatile market. Oppenheimer Quest Balanced Value Fund's Class A shares provided a cumulative total return of 20.88%, without sales charges, for the six-month period ended April 30, 1998.(1)

What was the portfolio's mix of stocks, bonds and cash over the past six months?

As of April 30, the portfolio was composed of 70% stocks, 15% bonds and 15% cash equivalents. Over the six-month period, this represents a significant increase in cash and a substantial decrease in bonds.

In the stock portion of your portfolio, which investments contributed most to performance?

During the past six months, the portfolio contained certain well-performing stocks. One of the stand-outs was Sprint, the long-distance telephone company. We've held Sprint for a long time because their core long-distance business is very attractive, and we view their wireless network as the best in the business. In addition, we believe that Sprint may be a takeover target when regional phone companies are finally allowed to compete in the long-distance market.

      Another of our holdings is General Instruments, the cable television equipment company. General Instruments has invested hundreds of millions of dollars over the past several years in the anticipated conversion to digital television. The stock's price rose recently because investors expect the company will soon begin to reap the rewards of the cable industry's move toward digitally distributed television.

(1). Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                    6 Oppenheimer Quest Balanced Value Fund

[Photo Omitted]

Portfolio Management
Team (l to r)
Colin Glinsman
(Portfolio Manager)
Jeffrey C. Whittington

McDonald's, the fast-food restaurant chain, has been a relatively poor-performing stock over the last couple of years, but it was one of the portfolio's top performers in this six-month period. That's because it appears that management has finally begun to restructure the company's domestic operations at the same time that the company's overseas presence is growing.

Did any stocks disappoint you during the period?

Boeing, the aircraft company, has been disappointing because of a series of management mis-steps related to their attempts to reduce the time it takes to produce each aircraft to fill customer orders. While we don't think the intrinsic value of the company has been affected, it has taken time to work through these issues and Boeing's stock has lagged the overall market as a result. However, our long-term view of Boeing remains very positive. Boeing is the world's largest producer of aircraft, a leadership position that was recently reinforced by their acquisition of former rival McDonnell Douglas.

      Lockheed Martin has also lagged the market, but through no fault of the company. Rather, because it is a conservative company with a slow-but-steady growth rate, Lockheed Martin is not the sort of high-growth stock investors tended to favor over the last six months. In a different market environment, Lockheed Martin's steady results should help it perform above market averages.


                    7 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
"...and that this will likely slow the stock market's continued rise."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How did you manage the bond portion of the portfolio?

For most of the period, the bond portion of the portfolio was heavily weighted toward long-term corporate bonds. This position was based on our expectation that interest rates would decline modestly over the period. This proved to be the case, and, as a result, our bond portfolio produced excellent returns.

      Toward the end of the six-month period, we substantially reduced our investment in bonds. Yields on long-term bonds had fallen to the low end of their historical range, so to protect principal, we shifted much of our bond portfolio to shorter-dated instruments, including cash equivalents, such as commercial paper.

      In addition, our corporate bond portfolio contained very little exposure to new high-yield issues. We avoided the below-investment-grade sector of the market because many of the bonds offered during the period were issued by start-up companies and technology companies, which generally are not the types of investments we seek.

What is your outlook?

We think that interest rates are likely to remain flat or increase, and that this will likely slow the stock market's continued rise. Accordingly, we have structured the portfolio for a stable-to-rising interest-rate environment and to help protect principal, we have moved some of the portfolio into shorter-dated bonds. In our view, this prudent approach to investing should serve our shareholders well in the months ahead.


                    8 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Statement of Investments April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--69.7%
--------------------------------------------------------------------------------
Basic Materials--3.0%
--------------------------------------------------------------------------------
Chemicals--3.0%
Dow Chemical Co.                                         50,000       $4,834,375
--------------------------------------------------------------------------------
Consumer Cyclicals--10.7%
--------------------------------------------------------------------------------
Leisure & Entertainment--8.4%
AMR Corp.(1)                                             20,000        3,047,500
--------------------------------------------------------------------------------
McDonald's Corp.                                        110,000        6,806,250
--------------------------------------------------------------------------------
Time Warner, Inc.                                        50,000        3,925,000
                                                                     -----------
                                                                      13,778,750

--------------------------------------------------------------------------------
Media--2.3%
Reed International plc, Sponsored ADR                   100,000        3,675,000
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--8.0%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--3.1%
Becton, Dickinson & Co.                                  26,000        1,810,250
--------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                85,000        3,182,187
                                                                     -----------
                                                                       4,992,437

--------------------------------------------------------------------------------
Household Goods--0.6%
Kimberly-Clark Corp.                                     20,000        1,015,000
--------------------------------------------------------------------------------
Tobacco--4.3%
Philip Morris Cos., Inc.                                190,000        7,089,375
--------------------------------------------------------------------------------
Energy--3.8%
--------------------------------------------------------------------------------
Oil-Integrated--3.8%
PanCanadian Petroleum Ltd.(1)                           200,000        3,180,968
--------------------------------------------------------------------------------
Unocal Corp.                                             75,000        3,070,312
                                                                     -----------
                                                                       6,251,280

--------------------------------------------------------------------------------
Financial--8.1%
--------------------------------------------------------------------------------
Banks--3.4%
Chase Manhattan Corp. (New)                              40,000        5,542,500
--------------------------------------------------------------------------------
Diversified Financial--1.5%
Green Tree Financial Corp.                               60,000        2,445,000
--------------------------------------------------------------------------------
Insurance--3.2%
AFLAC, Inc.                                              80,000        5,200,000
--------------------------------------------------------------------------------
Industrial--8.3%
--------------------------------------------------------------------------------
Industrial Services--2.1%
H & R Block, Inc.                                        75,000        3,375,000


                    9 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Manufacturing--1.7%
Caterpillar, Inc.                                         25,000      $1,423,438
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                      15,000       1,415,625
                                                                     -----------
                                                                       2,839,063

--------------------------------------------------------------------------------
Transportation--4.5%
Canadian Pacific Ltd. (New)                              140,000       4,121,250
--------------------------------------------------------------------------------
Union Pacific Corp.                                       60,000       3,285,000
                                                                     -----------
                                                                       7,406,250

--------------------------------------------------------------------------------
Technology--23.6%
--------------------------------------------------------------------------------
Aerospace/Defense--6.1%
Boeing Co.                                               100,000       5,006,250
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                     45,000       5,011,875
                                                                     -----------
                                                                      10,018,125

--------------------------------------------------------------------------------
Computer Hardware--7.0%
Adaptec, Inc.(1)                                         270,000       6,395,625
--------------------------------------------------------------------------------
EMC Corp.(1)                                             110,000       5,073,750
                                                                     -----------
                                                                      11,469,375

--------------------------------------------------------------------------------
Electronics--5.0%
Intel Corp.                                               20,000       1,616,250
--------------------------------------------------------------------------------
Motorola, Inc.                                            60,000       3,337,500
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                   50,000       3,203,125
                                                                     -----------
                                                                       8,156,875

--------------------------------------------------------------------------------
Telecommunications/Technology--5.5%
General Instrument Corp.(1)                              250,000       5,609,375
--------------------------------------------------------------------------------
General Semiconductor, Inc.(1)                           250,000       3,421,875
                                                                     -----------
                                                                       9,031,250

--------------------------------------------------------------------------------
Utilities--4.2%
--------------------------------------------------------------------------------
Telephone Utilities--4.2%
Sprint Corp.                                             100,000       6,831,250
                                                                     -----------
Total Common Stocks (Cost $97,943,967)                               113,950,905


                    10 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face          Market Value
                                                                            Amount        See Note 1
======================================================================================================
Non-Convertible Corporate Bonds and Notes--12.8%
------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                       $2,000,000    $  1,945,000
------------------------------------------------------------------------------------------------------
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub, Nts., 7/15/07           1,000,000       1,065,000
------------------------------------------------------------------------------------------------------
Apoca, Inc., 9.25% Sr. Sub. Nts., 3/15/08(2)                                 3,000,000       3,015,000
------------------------------------------------------------------------------------------------------
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08(2)                            6,000,000       6,030,000
------------------------------------------------------------------------------------------------------
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                    2,500,000       2,562,500
------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                                                         2,000,000       2,060,000
8.625% Sr. Unsec. Nts., 12/1/03                                              2,500,000       2,659,253
------------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                                       500,000         604,082
------------------------------------------------------------------------------------------------------
Triton Energy Ltd., 8.75% Sr. Nts., 4/15/02                                  1,000,000       1,045,288
                                                                                          ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $20,771,782)                          20,986,123

======================================================================================================
Convertible Corporate Bonds and Notes--2.0%
------------------------------------------------------------------------------------------------------
Arbor Software Corp., 4.50% Cv. Sub. Nts., 3/15/05(2) (Cost $3,115,000)      3,000,000       3,247,500

======================================================================================================
Short-Term Notes--15.0%(3)
------------------------------------------------------------------------------------------------------
BP America Corp., 5.43%, 5/1/98                                              5,000,000       5,000,000
------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 5.50%, 5/7/98                                         5,751,000       5,745,728
------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.52%, 5/5/98                                       6,000,000       5,996,320
------------------------------------------------------------------------------------------------------
IBM Credit Corp., 5.49%, 5/13/98                                             7,900,000       7,885,543
                                                                                          ------------
Total Short-Term Notes (Cost $24,627,591)                                                   24,627,591

------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $146,458,340)                                   99.5%    162,812,119
------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    0.5         769,528
                                                                          ------------    ------------
Net Assets                                                                       100.0%   $163,581,647
                                                                          ============    ============

(1). Non-income producing security.

(2). Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,292,500 or 7.51% of the Fund's net assets as of April 30, 1998.

(3). Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    11 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $146,458,340)--see accompanying statement   $162,812,119
------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                           608,523
Interest and dividends                                                       454,624
------------------------------------------------------------------------------------
Other                                                                         28,839
                                                                        ------------
Total assets                                                             163,904,105

====================================================================================
Liabilities
Bank overdraft                                                                78,178
------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                       183,015
Distribution and service plan fees                                            32,910
Transfer agent and accounting services fees                                   13,058
Other                                                                         15,297
                                                                        ------------
Total liabilities                                                            322,458

====================================================================================
Net Assets                                                              $163,581,647
                                                                        ============

====================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                              $    111,124
------------------------------------------------------------------------------------
Additional paid-in capital                                               130,250,082
------------------------------------------------------------------------------------
Undistributed net investment income                                          212,850
------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                  16,653,812
------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                        16,353,779
                                                                        ------------
Net assets                                                              $163,581,647
                                                                        ============


                    12 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $110,770,834 and 7,510,856 shares of beneficial interest outstanding)        $14.75
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                     $15.65

--------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $41,545,562 and 2,833,198 shares of beneficial interest outstanding)         $14.66

--------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $11,265,251 and 768,338 shares of beneficial interest outstanding)           $14.66

See accompanying Notes to Financial Statements.


                    13 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

==================================================================================
Investment Income
Interest                                                               $ 1,441,816
----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,588)                     473,684
                                                                       -----------
Total income                                                             1,915,500

==================================================================================
Expenses
Management fees--Note 4                                                    565,993
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    184,912
Class B                                                                    160,784
Class C                                                                     42,808
----------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                         90,354
----------------------------------------------------------------------------------
Registration and filing fees                                                31,219
----------------------------------------------------------------------------------
Shareholder reports                                                         17,504
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                 12,309
----------------------------------------------------------------------------------
Legal and auditing fees                                                      5,957
----------------------------------------------------------------------------------
Custodian fees and expenses                                                  4,666
----------------------------------------------------------------------------------
Other                                                                        7,647
                                                                       -----------
Total expenses                                                           1,124,153

==================================================================================
Net Investment Income                                                      791,347

==================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                        16,674,162
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     7,649,877
                                                                       -----------
Net realized and unrealized gain                                        24,324,039

==================================================================================
Net Increase in Net Assets Resulting from Operations                   $25,115,386
                                                                       ===========

See accompanying Notes to Financial Statements.


                    14 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Six Months Ended  Year Ended
                                                         April 30, 1998    October 31,
                                                         (Unaudited)       1997
======================================================================================
Operations
Net investment income                                    $    791,347     $  1,293,749
--------------------------------------------------------------------------------------
Net realized gain                                          16,674,162       14,740,001
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       7,649,877        2,797,779
                                                         ------------     ------------
Net increase in net assets resulting from operations       25,115,386       18,831,529

======================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                      (665,062)        (922,387)
Class B                                                      (138,062)        (181,875)
Class C                                                       (37,203)         (47,948)

--------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                   (10,300,115)      (4,518,417)
Class B                                                    (3,423,832)      (1,310,410)
Class C                                                      (921,807)        (319,471)

======================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                    24,442,881       22,268,436
Class B                                                    13,514,047        9,713,355
Class C                                                     3,947,695        3,228,726

======================================================================================
Net Assets
Total increase                                             51,533,928       46,741,538
--------------------------------------------------------------------------------------
Beginning of period                                       112,047,719       65,306,181
                                                         ------------     ------------
End of period (including undistributed net investment
income of $212,850 and $261,830, respectively)           $163,581,647     $112,047,719
                                                         ============     ============

See accompanying Notes to Financial Statements.


                    15 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                         Class A
                                                         ---------------------------------------------------------------------------
                                                         Six Months Ended
                                                         April 30, 1998         Year Ended October 31,
                                                         (Unaudited)            1997              1996(2)              1995
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $13.99               $12.48            $10.92               $10.09
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                         .09                  .20               .23                  .27(3)
Net realized and unrealized gain                             2.56                 2.65              2.05                 1.27
                                                           ------               ------            ------               ------
Total income from investment operations                      2.65                 2.85              2.28                 1.54

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.10)                (.19)             (.22)                (.29)
Distributions from net realized gain                        (1.79)               (1.15)             (.50)                (.42)
                                                           ------               ------            ------               ------
Total dividends and distributions to shareholders           (1.89)               (1.34)             (.72)                (.71)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                             $14.75               $13.99            $12.48               $10.92
                                                           ======               ======            ======               ======
====================================================================================================================================
Total Return, at Net Asset Value(4)                         20.88%               25.18%            21.84%               16.35%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $110,771              $79,751           $49,322              $37,082
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $93,394              $61,618           $43,428              $33,397
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        1.37%(6)             1.68%             2.03%                2.60%(5)
Expenses                                                     1.50%(6)             1.58%             1.90%(7)             1.99%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                   69.2%                89.2%            124.2%               130.0%
Average brokerage commission rate(9)                      $0.0572              $0.0500           $0.0548                   --


(1). For the period from September 1, 1993 (inception of offering) to October 31, 1993.

(2). On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

(3). Based on average shares outstanding for the period.

(4). Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    16 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                Class B
                                                 -----------------------------------------      -----------------------
                                                                                                Six Months Ended
                                                                                                April 30, 1998
                                                         1994                 1993              (Unaudited)
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $11.24               $10.80               $13.92
-----------------------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                       .32(3)               .30(3)               .05
Net realized and unrealized gain                            .55                  .73                 2.54
                                                         ------               ------               ------
Total income from investment operations                     .87                 1.03                 2.59

-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.32)                (.26)                (.06)
Distributions from net realized gain                      (1.70)                (.33)               (1.79)
                                                         ------               ------               ------
Total dividends and distributions to shareholders         (2.02)                (.59)               (1.85)
-----------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $10.09               $11.24               $14.66
                                                         ======               ======               ======
=======================================================================================================================
Total Return, at Net Asset Value(4)                        8.64%                9.93%               20.47%

=======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $30,576              $28,466              $41,546
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $29,112              $23,771              $32,511
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      3.16%(5)             2.66%(5)             0.77%(6)
Expenses                                                   1.86%(5)             1.90%(5)             2.10%(6)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                113.0%               192.0%                69.2%
Average brokerage commission rate(9)                         --                   --              $0.0572



                                                    ------------------------------------------------------------------------

                                                    Year Ended October 31,
                                                    1997          1996(2)          1995              1994              1993
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $12.42        $10.88           $10.07            $11.23            $11.21
-----------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                                  .15           .17              .19(3)            .25(3)            .04(3)
Net realized and unrealized gain                      2.62          2.03             1.28               .56               .05
                                                    ------        ------           ------            ------            ------
Total income from investment operations               2.77          2.20             1.47               .81               .09

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.12)         (.16)            (.24)             (.27)             (.07)
Distributions from net realized gain                 (1.15)         (.50)            (.42)            (1.70)               --
                                                    ------        ------           ------            ------            ------
Total dividends and distributions to shareholders    (1.27)         (.66)            (.66)            (1.97)             (.07)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $13.92        $12.42           $10.88            $10.07            $11.23
                                                    ======        ======           ======            ======            ======
=============================================================================================================================
Total Return, at Net Asset Value(4)                  24.55%        21.07%           15.65%             7.96%             0.81%

=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $25,609       $13,175           $7,623            $2,928              $319
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $19,230       $10,097           $4,846            $1,586              $228
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 1.09%         1.40%            1.71%(5)          2.53%(5)          1.83%(5)(6)
Expenses                                              2.17%         2.53%            2.59%(5)          2.47%(5)          2.49%(5)(6)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                            89.2%        124.2%           130.0%            113.0%            192.0%
Average brokerage commission rate(9)               $0.0500       $0.0548               --                --                --

(5). During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994, and 2.38% and 2.18%, respectively, for Class A, 1.44% and 2.88%, respectively, for Class B and 1.80% and 2.87%, respectively, for Class C, for the year or period ended October 31, 1993.

(6). Annualized.


                    17 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                  Class C
                                                  -----------------------------------------------------------------------
                                                  Six Months
                                                  Ended
                                                  April 30,
                                                  1998                   Year Ended October 31,
                                                  (Unaudited)            1997             1996(2)            1995
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $13.92              $12.43           $10.89             $10.07
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .05                 .15              .17                .15(3)
Net realized and unrealized gain                       2.54                2.62             2.02               1.30
                                                     ------              ------           ------             ------
Total income from investment
operations                                             2.59                2.77             2.19               1.45

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                                 (.06)               (.13)            (.15)              (.21)
Distributions from net realized gain                  (1.79)              (1.15)            (.50)              (.42)
                                                     ------              ------           ------             ------
Total dividends and distributions
to shareholders                                       (1.85)              (1.28)            (.65)              (.63)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $14.66              $13.92           $12.43             $10.89
                                                     ======              ======           ======             ======

=========================================================================================================================
Total Return, at Net Asset Value(4)                   20.49%              24.51%           20.97%             15.38%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                      $11,265              $6,687           $2,809             $1,828
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $8,658              $4,724           $2,200               $968
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           0.78%(6)            1.09%            1.40%              1.39%(5)
Expenses                                               2.10%(6)            2.17%            2.53%              2.88%(5)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                             69.2%               89.2%           124.2%             130.0%
Average brokerage commission rate(9)                $0.0572             $0.0500          $0.0548                 --

                                                      1994                1993(1)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $11.23              $11.21
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    .24(3)              .04(3)
Net realized and unrealized gain                         .56                 .05
                                                      ------              ------
Total income from investment
operations                                               .80                 .09

--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                                  (.26)               (.07)
Distributions from net realized gain                   (1.70)                 --
                                                      ------              ------
Total dividends and distributions
to shareholders                                        (1.96)               (.07)
--------------------------------------------------------------------------------
Net asset value, end of period                        $10.07              $11.23
                                                      ======              ======

================================================================================
Total Return, at Net Asset Value(4)                     7.91%               0.81%

================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                          $455                $102
--------------------------------------------------------------------------------
Average net assets (in thousands)                       $298                $100
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                            2.39%(5)            2.18%(5)(6)
Expenses                                                2.62%(5)            2.49%(5)(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(8)                             113.0%              192.0%
Average brokerage commission rate(9)                      --                  --

(7). The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

(8). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $92,372,469 and $87,855,048, respectively.

(9). Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


                    18 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund operated under the name Oppenheimer Quest Growth & Income Value Fund through May 17, 1998. The Fund's investment objective is to seek to achieve a combination of growth of capital and investment income with growth of capital as the primary objective. The Fund seeks its investment objective through investments in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                    19 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies(continued)

Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    20 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended April 30, 1998       Year Ended October 31, 1997
                              -------------------------------       ----------------------------
                              Shares          Amount                Shares           Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                             2,456,858    $ 34,497,267             2,557,883    $ 33,165,870
Dividends and distributions
reinvested                         810,365      10,499,470               445,487       5,194,062
Redeemed                        (1,456,180)    (20,553,856)           (1,256,481)    (16,091,496)
                              ------------    ------------          ------------    ------------
Net increase                     1,811,043    $ 24,442,881             1,746,889    $ 22,268,436
                              ============    ============          ============    ============

------------------------------------------------------------------------------------------------
Class B:
Sold                               937,584     $13,004,656               904,241     $11,537,097
Dividends and distributions
reinvested                         263,410       3,394,399               122,631       1,412,244
Redeemed                          (207,215)     (2,885,008)             (248,340)     (3,235,986)
                              ------------    ------------          ------------    ------------
Net increase                       993,779    $ 13,514,047               778,532    $  9,713,355
                              ============    ============          ============    ============


------------------------------------------------------------------------------------------------
Class C:
Sold                               279,788    $  3,911,506               320,442      $4,096,151
Dividends and distributions
reinvested                          70,620         909,309                30,289         350,561
Redeemed                           (62,486)       (873,120)              (96,289)     (1,217,986)
                              ------------    ------------          ------------    ------------
Net increase                       287,922    $  3,947,695               254,442    $  3,228,726
                              ============    ============          ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

At April 30, 1998, net unrealized appreciation on investments of $16,353,779 was composed of gross appreciation of $18,106,521, and gross depreciation of $1,752,742.


                    21 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

               The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1998, the Manager paid $190,746 to the Sub-Advisor.

               For the six months ended April 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $281,298, of which $80,747 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $337,963 and $29,061, respectively, of which $22,461 was paid to an affiliated broker/dealer for Class B shares. During the six months ended April 30, 1998, OFDI received contingent deferred sales charges of $22,572 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $16.75 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $58,397. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $16.75 to $20.00 for each shareholder account.


                    22 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the six months ended April 30, 1998, OFDI paid $4,754 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1998, OFDI retained $134,759 and $24,970, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At April 30, 1998, OFDI had incurred excess distribution and servicing costs of $609,665 for Class B and $76,324 for Class C.


                    23 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended April 30, 1998.

================================================================================
6. Subsequent Event

Effective May 18, 1998, the name of the Fund has been changed to Oppenheimer Quest Balanced Value Fund.


                    24 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
 Oppenheimer Quest Balanced Value Fund
--------------------------------------------------------------------------------

A series of Oppenheimer Quest for Value Funds

================================================================================
Officers and Trustees    Bridget A. Macaskill, Chairman of the Board of Trustees
                           and President
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             State Street Bank and Trust Company
Portfolio Securities

================================================================================
Independent Accountants  Price Waterhouse LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                    25 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

===============================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

===============================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund         Quest Global Value Fund
International Small            Global Fund                       Global Growth & Income Fund
 Company Fund

===============================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                       Growth Fund
Discovery Fund                 Capital Appreciation Fund         Disciplined Value Fund
Quest Small Cap Value Fund     Quest Capital Value Fund          Quest Value Fund

===============================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------
Main Street Income &           Total Return Fund                 Disciplined Allocation Fund
 Growth Fund                   Quest Balanced                    Multiple Strategies Fund
Quest Opportunity               Value Fund(1)                    Convertible Securities Fund(2)
 Value Fund                    Equity Income Fund

===============================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund              U.S. Government Trust
World Bond Fund                Strategic Income Fund             Limited-Term Government Fund
High Yield Fund                Bond Fund

===============================================================================================
Municipal Funds
-----------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3)    Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund               Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund            Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund        Municipal Fund

===============================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

(1). On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

(2). On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

(3). Available only to investors in certain states.

(4). An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                    26 Oppenheimer Quest Balanced Value Fund

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information. Online
transactions now available
------------------------------
 www.oppenheimerfunds.com
------------------------------

General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

------------------------------
 1-800-525-7048
------------------------------

Account Transactions

Mon-Fri 8:30am-8pm ET

------------------------------
 1-800-852-8457
------------------------------

PhoneLink

24-hr automated information
and automated transactions

------------------------------
 1-800-533-3310
------------------------------

Telecommunication Device
for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET

------------------------------
 1-800-843-4461
------------------------------

OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

------------------------------
 1-800-835-3104
------------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                     [Logo] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RS0257.001.0498  June 29, 1998